FIFTH AMENDMENT
                                     TO THE
                          AMP INCORPORATED PENSION PLAN

    (as amended and restated in its entirety effective January 1, 1989, and incorporating further amendments through January 1, 1995)

     The AMP Incorporated Pension Plan is maintained pursuant to an amended and restated document that has a general effective date of January 1, 1989, which document incorporates further amendments made to the Plan that were effective through January 1, 1995 and has been further amended on four prior occasions. Said document is hereby further amended as hereinafter set forth.

1. Section 2.1 of the Plan is hereby amended, effective as of October 1, 1997, to provide as follows:

     2.1 Each Employee who was a Participant in the Plan immediately before January 1, 1989 shall continue to be a Participant in the Plan on January 1, 1989.

          Each other Employee who completes the eligibility requirements specified in Section 2.2 on or after January 1, 1989 shall become a Participant on the first day of the month coincident with or next following the date on which he completed the eligibility requirements.

          In no event, however, shall an Employee become or continue as a Participant if he:

          (A) is a member of a collective bargaining unit covered under a collective bargaining agreement unless such agreement provides for coverage of such bargaining unit members in the Plan, or

          (B)  is a director of the Company who is not otherwise an Employee, or

          (C)  is deemed to be a leased employee for purposes of this Plan under
               Section 414(n) of the Code, or

          (D) is an Employee on or after January 1, 1995 of the Company's Aerospace and Government Systems West operation (i.e., an employee recorded and accounted for in the Company's records in company #50000), or

          (E) is an Employee on or after December 1, 1995, of the Company's operating unit or division established as a result of the November 30, 1995 merger into the Company of Kaptron, Inc. for the purpose of continuing the business operations of Kaptron, Inc., or

          (F) is an Employee on or after January 1, 1996 of a Company operating unit or division established as a result of the December 31, 1995 mergers into the Company of AMP Packaging Systems, Inc., Carroll Touch, Inc., and Precision Interconnect, Inc. for the purpose of continuing the business operations of such former wholly- owned subsidiaries of the Company, or

          (G) is an Employee on or after January 1, 1996, of a Company operating unit or division established as a result of the merger into the Company of QLP Laminates, Inc. for the purpose of continuing the business operations of such former wholly-owned subsidiary, or

          (H) is an Employee on or after July 1, 1996 of a Company operating unit or division established as a result of the June 30, 1996 merger into the Company of the AMP Circuits Company for the purpose of continuing the business operations of the former AMP-AKZO joint venture, or

          (I) is an Employee on or after November 1, 1996 of a Company operating unit or division established as a result of the October 31, 1996 and November 7, 1996 acquisitions by the Company of the assets of GCA Partners for the purpose of continuing the business operations of such partnership, or

          (J) is an Employee on or after October 1, 1997 of a Company operating unit or division established as a result of the September 30, 1997 merger into the Company of M/A-COM, Inc. for the purpose of continuing the business operations of such former wholly owned subsidiary.

2. Section 4.16 of the Plan is amended, effective July 22, 1997, by the deletion of final sentence thereof, which defines "change in control" for purposes of the Plan, and the substitution in its place of the following:

     For purposes hereof, a "change in control" shall be deemed to have occurred if the event set forth in anyone of the following paragraphs shall have occurred:

          i. any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not included in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          ii. the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board of
               Directors: individuals who, on the effective date hereof, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two- thirds (2/3) of the directors then still in office who either were directors on the effective date hereof or whose appointment, election or nomination for election was previously so approved; or

          iii. there is consummated a merger or consolidation of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than
               (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 66-2/3% of the combined voting power of the voting securities of the Company, or such surviving entity or any parent thereof, outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          iv. the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     For the purpose of this Section, "Person" shall have the meaning given in
     Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include:

          (i)  the Company or any of its subsidiaries;

          (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company of any of its subsidiaries;

          (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or

          (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.


EXECUTED at Harrisburg, Pennsylvania this _____ day of __________, 1997.

                                        AMP Incorporated

                                By:______________________________

                                Its:_____________________________

                                And:_____________________________

                                Its:_____________________________